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                                                                   EXHIBIT 10.22

[LOGO]                                            INSTALLMENT BUSINESS LOAN NOTE
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Due October 31, 2000                                                  $2,540,000
No. ________________________                               Date October 31, 1995

PROMISE TO PAY: For value received, the undersigned (the "Borrower") promises to pay to NBD BANK N.A. (the "Bank") or order at, any office of the Bank in the State of Michigan, the sum of Two Million Five Hundred Forty Thousand and 00/100 DOLLARS ($2,540,000) plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate specified in the Loan Agreement (defined below):

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payments which would for any reason be deemed unlawful under applicable law shall be applied to principal.

The Borrower will pay this sum in 59 monthly principal installments of $14,111 plus accrued interest on the 30th day of each month (or the 28th day of each February) beginning November 30, 1995 to and including September 30, 2000 and a final principal payment of $1,707,444 plus accrued but unpaid interest due on October 31, 2000, at which time the entire balance of unpaid principal plus accrued interest shall be due and payable immediately. Each payment will be applied first to accrued interest, then to principal.

LOAN AGREEMENT: [complete if applicable] This note evidences a debt under the terms of a Revolving Credit & Loan Agreement between the Bank and the Borrower, Automatic Inspection Devices, Inc. and Integral Vision, Ltd., dated August 10, 1995 and any amendments (the "Loan Agreement").

PREPAYMENT: If a fixed interest rate is specified above, the Borrower may prepay all or any part of the principal balance of this note on one business day's notice provided that, in addition to all principal, interest and costs owing at the time of prepayment, the Borrower pays a prepayment premium equal to the Current Value of (i) the interest that would have accrued on the amount prepaid at the Note Rate, minus (ii) the interest that could accrue on the amount prepaid at the Treasury Rate. In both cases, interest will be calculated from the prepayment date to the maturity dates of the installments being prepaid. Such maturity dates shall be determined by applying the prepayment to the scheduled installments of principal in their inverse order of maturity. "Treasury Rate" means the yield, as of the date of prepayment, on United States Treasury bills, notes or bonds, selected by the Bank in its discretion, having maturities comparable to the schedule maturities of the installments being prepaid. "Current Value" means the net present value of the dollar amount of the interest to be earned, discounted at the Treasury Rate.
In no event shall the prepayment premium be less than zero. The Borrower's notice of its intent to prepay shall be irrevocable. If the balance of this note is accelerated in accordance with the terms of this note, the resulting balance due shall be irrevocable. If the balance of this note is accelerated in accordance with the terms of this note, the resulting balance due shall be considered a prepayment due and payable as of the date of acceleration. The Borrower agrees that the prepayment premium is a reasonable estimate of loss and not a penalty. The prepayment premium is payable as liquidated damages for the loss of bargain and its payment shall not in any way reduce, affect or impair any other obligation of the Borrower under this note.

SECURITY: To secure the payment of this note and any other present or future liability of the Borrower, whether several, joint, or joint and several, the Borrower pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

1. All securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

2. All property or securities declared or acknowledged to constitute security for any past, present or future liability of the Borrower to the Bank;

3.       All balances of deposit accounts of the Borrower with the Bank.

4. The following additional property: Mortgage on real property commonly known as 24775 Crestview Ct., Farmington Hills, MI.

BANK'S RIGHT TO SETOFF: The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this note in whole or partial payment of this note or other present or future liabilities, without any requirement of mutual maturity.

REPRESENTATIONS BY BORROWER: If the Borrower is a corporation, it represents that it is a corporation duly organized, existing and in good standing under the laws of its state of incorporation, and that the execution and delivery of this note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its articles of incorporation or by-laws. If the Borrower is a general or limited partnership, it represents that it is duly organized and existing ship agreement and have been duly authorized by all necessary action of its partners. Each Borrower represents that the execution and delivery of this note and the performance of the obligations it imposes and that this note is a valid and binding agreement, enforceable according to its terms. Each Borrower further represents that all balance sheets, profit and loss statements, and other financial statements, if any, furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

WAIVER OF JURY TRIAL: The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this note or any related instrument or agreement or any of the transactions contemplated by this note or any course of conduct, dealing, statements, whether oral or written, or actions of either of them. Neither the Bank nor the Borrower shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrower except by a written instrument executed by both of them.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS INCLUDING EVENTS OF DEFAULT

                                                                       BORROWER:
Address: 38700 Grand River Avenue             MEDAR, Inc.
         Farmington Hills, MI  48335
Address: ______________________________       By: /s/ Charles Drake
                                                 ------------------------------
         ______________________________           Its: President
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  Approved By                 N
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                              PN
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                              R
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                              PR
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                              SUPP
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                              U
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                        ADDITIONAL TERMS AND CONDITIONS

EVENTS OF DEFAULT/ACCELERATION:  If any of the following events occurs:

1. The Borrower or any Guarantor of this note ("Guarantor") fail to pay when any amount payable under this note or under any agreement or instrument evidencing debt to any creditor;

2. The Borrower or any Guarantor (a) fails to perform any other term of this note: (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this note) such that the creditor declares the debt due before its maturity;

3. There is a default under the terms of any loan agreement, mortgage, security agreement, or any other document executed as part of the loan evidenced by this note, or any guaranty of the loan evidenced by this note becomes unenforceable in whole or in part, or any guarantor fails to promptly perform under such a guaranty;

4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower;

5. The Borrower or any Guarantor becomes insolvent or unable to pay its debts as they become due;

6. The Borrower or any Guarantor (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences any bankruptcy, reorganization, liquidation, insolvency, or similar laws of any jurisdiction;

7. A custodian, receiver, or trustee is appointed for the borrower or any Guarantee or for a substantial part of its assets without its consent and is not removed within 60 days after such appointment;

8. Proceedings are commenced against the Borrower or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower or Guarantor consents to the commencement of such proceedings;

9. Any judgement is entered against the Borrower or any Guarantor, or any attachment, levy, or garnishment is issued against any property of the Borrower or any Guarantor;

10.      The Borrower or any Guarantor dies;

11. The Borrower or any Guarantor, without the Bank's written consent, (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of its business, or (d) leases, purchases or otherwise acquires conveys a material part of its assets or busiess outside the ordinary course of its business, or (e) agrees to do any of the foregoing (notwithstaning the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower so long as the Borrower is the survivor);

12. The loan-to-value ratio of any pledged securities at any time exceeds ________________%, ad such excess continues for five (5) days after notice from the Bank to the Borrower;

13. There is a substantial change in the existing or prospective financial condition of the Borrower or any Guarantor which the Bank in good faith determines to be materially adverse;

14.      The Bank in good faith deems itself insecure;

then this note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this note is not paid at maturity, whether by acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the Collateral, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this note. No delay on the part of the bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: The Borrower, if more than one, shall be jointly and severally liable, and the term "Borrower" shall mean any one or more of them. This note shall be binding on the Borrower and its successors, and shall insure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this note. This note is delivered in the State of Michigan and governed by Michigan law. Section headings are for convenience of reference only and shall not affect the interpretation of this note.
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PAYMENT GUARANTEED BY:
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(Signature)                             (Address)

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(Signature)                             (Address)

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(Signature)                             (Address)

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For Bank use Only
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Facility Authorized to Lend Under
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Method of Disbursement
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Loan Classification
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Country Code       ORC Address                   Sic Code       Bar Code
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                    DIV   Reg   GT   Sec   ORC

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Branch Number      Social Security Number
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Maximum Account Limit     Special ID       LNTM       FRB Code  Officer Initials
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Loan Purpose       Profit Center   Tx Ex Pr. Rel Yr. Ba Main Coll.  Type   Reg U
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Billing Instructions
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Payment Amount  1st Principal Payment  1st Interest Payment  Interest  Principal
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                                                             Incl      Cycle
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Interest Cycle  Lead Time          Day of Month
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Int Collars Charge DDA Account Number  Pymt Chg  Rev Part  Maximum Note Limit
----------- -------------------------  Type Type CR  BGHT/ ---------------------
High Low                                             Sold
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